Exhibit 99.1

CNO Segmentation
October 28, 2010

CNO Financial Group

Forward-Looking Statements
Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in this press release relative to markets for CNO Financial’s products and trends in CNO Financial’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform
Act of 1995. Forward-looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,”
“project,” “intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) changes in or sustained low interest rates causing a reduction in investment income, the margins of our subsidiaries’ fixed annuity and life insurance businesses and demand for their products; (ii) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect our ability to raise capital or refinance existing indebtedness and the cost of doing so; (iii) our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (iv) our ability to obtain adequate and timely rate increases on our health products, including our long-term care business; (v) the receipt of any required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (vi) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (vii) changes in our assumptions related to deferred acquisition costs or the present value of future profits; (viii) the recoverability of our deferred tax assets and the effect of potential ownership changes and tax rate changes on their value; (ix) our assumption that the positions we take on our tax return filings, including our position that our 7.0% convertible senior debentures due 2016 will not be treated as stock for purposes of Section 382 of the Internal Revenue Code of
1986, as amended, and will not trigger an ownership change, will not be successfully challenged by the Internal Revenue Service; (x) changes in accounting principles and the interpretation thereof; (xi) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (xii) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems, (xiii) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (xiv) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xv) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (xvi) our ability to complete the remediation of the material weakness in internal controls over our actuarial reporting process and to maintain effective controls over financial reporting; (xvii) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xviii) our ability to achieve eventual upgrades of the financial strength ratings of CNO Financial and our insurance company subsidiaries as well as the impact of our ratings on our business, our ability to access capital and the cost of capital; (xix) the risk factors or uncertainties listed from time to time in our filings with the Securities and
Exchange Commission; (xx) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends and surplus debenture interest to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xxi) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-
looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

CNO Financial Group

Non-GAAP Measures
This presentation contains certain financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations
between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.
While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.
Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors - SEC
Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group

Splitting the CIG Segment
▪ Two new segments, consistent with how we are managing our business
 – Washington National (primarily actively sold lines of business)
 – Other CNO Business - “OCB” (primarily closed blocks of business)
▪ Another step toward increased transparency
 – Provides greater visibility into the performance of our actively sold lines of business
 – Sharpens focus on improving results of our closed blocks of business
▪ Begin reporting on new segmented basis with 3Q2010 results
 – Providing restated financial information for prior periods
 – Refined segment operating return on allocated capital calculations
 – Made certain changes to our terminology

CNO Financial Group

Operating Return on Allocated Capital
▪ Capital allocation to insurance segments based on 275% RBC
 – Return on allocated capital is consistent with how the company manages its capital
 – Consistent with the company’s intent to hold excess capital in our non-
 life holding company
 – Consolidated 300% RBC target is unchanged; consolidated RBC benefits from total enterprise size and diversification (Actual 6/30/10
 RBC was 318%)
▪ Allocation of debt to allow for a more meaningful comparison to industry peers

CNO Financial Group

Relative Size
	Average Liabilities for Insurance Products *
	Interest Sensitive Life	Non-Interest Sensitive Life	Annuities	Health	Total
Washington National	-	$206.5	-	$2,485.5 **	$2,692.0
OCB	$2,593.7	$839.9	$1,614.9	$480.1 ***	$5,528.6
Total	$2,593.7	$1,046.4	$1,614.9	$2,965.6	$8,220.6
* 2Q2010 average liabilities for insurance products net of reinsurance ceded
** Primarily Supplemental Health and Medicare Supplement
*** Primarily Long Term Care Insurance
($ millions)

2Q09	3Q09	4Q09	1Q10	2Q10
Insurance policy income	$150.3	$149.7	$146.9	$145.4	$144.7
Net investment income:					
General account assets	48.8	47.8	45.6	45.5	45.8
Other portfolios	0.1	0.2	(1.1)	(0.1)	0.1
Fee revenue and other income	0.4	0.5	(0.1)	0.3	0.2
Total revenues	199.6	198.2	191.3	191.1	190.8
Insurance policy benefits	120.9	115.6	116.1	112.5	116.7
Amortization related to operations	13.3	12.9	11.8	14.8	13.1
Other operating costs and expenses	40.2	40.6	40.4	36.2	39.9
Total benefits and expenses	174.4	169.1	168.3	163.5	169.7
Income before net realized investment gains (losses), net of related amortization and income taxes	$25.2	$29.1	$23.0	$27.6	$21.1

CNO Financial Group

Re-Segmented Quarterly Earnings
Washington National
($ millions)
Management believes that an analysis of income before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals.

2Q09	3Q09	4Q09	1Q10	2Q10
Insurance policy income	$90.7	$80.8	$75.7	$74.8	$73.2
Net investment income:					
General account assets	89.7	86.7	86.3	87.8	88.5
Other portfolios	2.5	15.5	4.4	4.8	(8.1)
Total revenues	182.9	183.0	166.4	167.4	153.6
Insurance policy benefits	94.5	91.0	90.9	90.3	84.3
Amounts added to policyholder account balances	42.4	53.1	44.3	43.0	31.9
Amortization related to operations	20.5	18.9	21.3	12.2	3.6
Interest expense on investment borrowings	5.2	5.1	5.0	5.0	5.0
Other operating costs and expenses	24.3	22.4	34.6	18.8	20.0
Total benefits and expenses	186.9	190.5	196.1	169.3	144.8
Income (loss) before net realized investment gains (losses), net of related amortization and income taxes	($4.0)	($7.5)	($29.7)	($1.9)	$8.8

CNO Financial Group

Re-Segmented Quarterly Earnings
OCB
($ millions)
Management believes that an analysis of income before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals.

For twelve months ended June 30, 2010	Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Segment pre-tax operating earnings (a non-GAAP financial measure)	$ 287.2	$ 100.8	$ 26.2	$ (30.3)	$ (123.4)	$ 260.5
Adjustment to investment income to reflect capital at 275% RBC	2.3	0.9	0.2	3.3	(6.7)	-
Interest allocated on corporate debt	(42.7)	(17.9)	(5.8)	(20.2)	86.6	-
Income tax (expense) benefit	(88.8)	(30.3)	(7.4)	17.0	18.4	(91.1)
Adjusted operating earnings for purposes of calculating operating return on allocated capital	$ 158.0	$ 53.5	$ 13.2	$ (30.2)	$ (25.1)	$ 169.4

Trailing 4 Quarter Average as of June 30, 2010	Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Capital allocation based on 275% RBC	$ 1,841.8	$ 775.4	$ 244.1	$ 864.3	$ (917.3)	$ 2,808.3
Allocation of corporate debt	(554.3)	(232.8)	(73.2)	(260.0)	1,120.3	-
Allocated capital for the purpose of determining return on allocated capital	$ 1,287.5	$ 542.6	$ 170.9	$ 604.3	$ 203.0	$ 2,808.3

CNO Financial Group

Adjusted operating earnings for the purpose of calculating operating return on allocated capital is determined as follows:
Allocated capital is calculated as follows:
* A non-GAAP financial measure. Refer to the Appendix for a reconciliation to the corresponding GAAP measure.
Operating Return on Allocated Capital: 12.3% 9.9% 7.7% -5.0% -12.4% 6.0%
Operating Return on Allocated Capital Computation*

CNO Financial Group

2Q10 Operating Return on Allocated Capital vs.
Previous Return on Equity Calculation
	Bankers Life	Colonial Penn	Washington National	OCB	Corp	Total
Trailing 4 Quarter Operating Return on Allocated Capital	12.3%	7.7%	9.9%	-5.0%	-12.4%	6.0%
Trailing 4 Quarter Operating Return on Equity as previously reported	11.6%	12.0%	CIG 0.2%*		-1.0%	6.0%
* Trailing 4 Quarter Operating Return on Equity as previously reported for CIG was
0.2%, which included both Washington National and OCB.
▪ Previously, segment capital was based on historical statutory balance adjusted for earnings. Current segment capital is based on 275% RBC.
▪ Previously, overhead was allocated to segments for operating return on equity. Current Corporate operating return contains all overhead.

▪ No changes to the previously reported segment earnings for Bankers, Colonial Penn and Corporate

Former term		Current term
Actively managed fixed maturities	=	Fixed maturities, available for sale
Cost of policies produced	=	Deferred acquisition costs ("DAC")
Value of policies inforce at the effective date	=	Present value of future profits ("PVFP")
Specified disease	=	Supplemental health (1)
Supplemental health	=	Health (2)
Equity-indexed products	=	Fixed index products

CNO Financial Group

We will also be making the following terminology changes in our financial reports to more accurately describe our business and/or for consistency with industry peers.
(1) Includes specified disease, accident, and hospital indemnity products
(2) Includes supplemental health, Medicare supplement, and long term care products
Terminology Changes

CNO Financial Group

▪ The split of CIG into two segments:
 – Consistent with how we are managing our business
 – Gives greater line of sight into the performance of currently sold lines of business
 – Sharpens focus on improving results of closed blocks
▪ Moving to an operating return on allocated capital will provide more consistency across segments to evaluate performance
Summary

CNO Financial Group

Questions and Answers

CNO Financial Group

Appendix

CNO Financial Group

Operating return measures
Management believes that an analysis of return before loss on extinguishment or modification of debt, net realized gains or losses, and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because loss on extinguishment or modification of debt, realized investment gains or losses, and increases to our valuation allowance for deferred tax assets are unrelated to the Company’s continued operations.
This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.
In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.
All references to operating return on allocated capital measures assume a capital allocation based on a 275% targeted risk-based capital at the segment level. Additionally, corporate debt has been allocated to the segments.

Information Related to Certain Non-GAAP Financial Measures

Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Segment operating return for purposes of calculating operating return on allocated capital	$ 158.0	$ 53.5	$ 13.2	$ (30.2)	$ (25.1)	$ 169.4
Net income						$ 100.6
Trailing 4 Quarter Average as of June 30, 2010						
Allocated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,287.5	$ 542.6	$ 170.9	$ 604.3	$ 203.0	$ 2,808.3
Common shareholders' equity						$ 3,471.3
Operating return on allocated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	12.3%	9.9%	7.7%	-5.0%	-12.4%	6.0%
Return on equity						2.9%

CNO Financial Group

The calculations of: (i) operating return on allocated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (ii) return on equity, for the twelve months ended June 30, 2010, are as follows
(dollars in millions):
(Continued on next page)

Information Related to Certain Non-GAAP Financial Measures

Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Segment pretax operating earnings (a non-GAAP financial measure)	$ 287.2	$ 100.8	$ 26.2	$ (30.3)	$ (123.4)	$ 260.5
Adjustment to investment income to reflect capital at 275% RBC	2.3	0.9	0.2	3.3	(6.7)	-
Interest allocated on corporate debt	(42.7)	(17.9)	(5.8)	(20.2)	86.6	-
Income tax (expense) benefit	(88.8)	(30.3)	(7.4)	17.0	18.4	(91.1)
Adjusted operating earnings for purposes of calculating operating return on allocated capital	$ 158.0	$ 53.5	$ 13.2	$ (30.2)	$ (25.1)	169.4
Net realized investment losses, net of related amortization and taxes						(35.7)
Loss on extinguishment of debt						(10.1)
Valuation allowance for deferred tax assets						(23.0)
Net income						$ 100.6

CNO Financial Group

A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating return (loss) and consolidated net income
(loss) for the twelve months ended June 30, 2010, is as follows (dollars in millions):
(Continued on next page)

Information Related to Certain Non-GAAP Financial Measures

Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Trailing 4 Quarter Average as of June 30, 2010						
Allocated capital (for the purpose of determining return on allocated capital), excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,287.5	$ 542.6	$ 170.9	$ 604.3	$ 203.0	$ 2,808.3
Net operating loss carryforwards	-	-	-	-	882.3	882.3
Accumulated other comprehensive income (loss)	(68.8)	(45.6)	1.6	(90.2)	(16.3)	(219.3)
Adjustment to reflect capital at 275% RBC	(74.5)	(35.4)	(2.1)	(43.9)	155.9	-
Allocation of corporate debt	554.3	232.8	73.2	260.0	(1,120.3)	-
Common shareholders' equity	$ 1,698.5	$ 694.4	$ 243.6	$ 730.2	$ 104.6	$ 3,471.3

CNO Financial Group

A reconciliation of average allocated capital (for the purpose of determining return on allocated capital), excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to average common shareholders’ equity, is as follows (dollars in millions):
(Continued on next page)
(Continued from previous page)

Information Related to Certain Non-GAAP Financial Measures

Jun-09	Sep-09	Dec-09	Mar-10	Jun-10	Average
Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 2,488.2	$ 2,580.1	$ 2,929.1	$ 2,966.8	$ 3,025.9	$ 2,808.3
Net operating loss carryforwards	973.7	899.6	867.5	856.3	838.1	882.3
Accumulated other comprehensive income (loss)	(1,046.9)	(146.0)	(264.2)	(103.0)	318.8	(219.3)
Common shareholders' equity	$ 2,415.0	$ 3,333.7	$ 3,532.4	$ 3,720.1	$ 4,182.8	$ 3,471.3

CNO Financial Group

A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-
GAAP financial measure) to common shareholders’ equity, is as follows (dollars in millions):
(Continued from previous page)

Information Related to Certain Non-GAAP Financial Measures

Analysis of income before taxes (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10
Insurance policy income	$151.0	$150.3	$149.7	$146.9	$597.9	$145.4	$144.7
Net investment income (loss):							
General account invested assets	49.0	48.8	47.8	45.6	191.2	45.5	45.8
Trading account income related to reinsurer accounts	(1.7)	2.8	3.7	(0.6)	4.2	0.8	1.1
Change in value of embedded derivatives related to modified coinsurance agreements	0.2	(2.7)	(3.5)	(0.5)	(6.5)	(0.9)	(1.0)
Net realized investment gains (losses)	0.5	(0.6)	1.6	(4.1)	(2.6)	(1.2)	0.0
Fee revenue and other income	0.7	0.4	0.5	(0.1)	1.5	0.3	0.2
Total revenues	199.7	199.0	199.8	187.2	785.7	189.9	190.8
Insurance policy benefits	114.4	120.9	115.6	116.1	467.0	112.5	116.7
Amortization related to operations	15.9	13.3	12.9	11.8	53.9	14.8	13.1
Other operating costs and expenses	35.3	40.2	40.6	40.4	156.5	36.2	39.9
Total benefits and expenses	165.6	174.4	169.1	168.3	677.4	163.5	169.7
Income before income taxes	$34.1	$24.6	$30.7	$18.9	$108.3	$26.4	$21.1

Health product underwriting margins (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10
Medicare supplement:							
Earned premium	$47.3	$45.9	$44.8	$43.6	$181.6	$41.6	$40.2
Benefit ratio	67.3%	71.2%	68.2%	66.3%	68.3%	65.7%	65.8%
Underwriting margin (earned premium less policy benefits)	$15.4	$13.2	$14.3	$14.7	$57.6	$14.2	$13.8
Supplemental health:							
Earned premium	$93.8	$94.7	$95.2	$97.9	$381.6	$98.0	$99.1
Benefit ratio before interest income on reserves	76.0%	83.3%	76.6%	82.0%	79.5%	82.3%	83.2%
Interest-adjusted benefit ratio	42.2%	49.7%	42.9%	49.1%	46.0%	49.4%	52.0%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$54.2	$47.7	$54.3	$49.7	$205.9	$49.6	$47.6

Average liabilities for insurance products (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10
Health	$2,505.0	$2,515.5	$2,525.9	$2,526.5	$2,518.2	$2,530.1	$2,485.5
Non-interest sensitive life	481.5	476.2	340.3	208.6	376.7	206.8	206.5
Total average liabilities for insurance products, net of reinsurance ceded	$2,986.5	$2,991.7	$2,866.2	$2,735.1	$2,894.9	$2,736.9	$2,692.0

CNO Financial Group

Re-Segmented Financial Supplement - Washington National

Premiums collected on insurance products (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10
Health							
Medicare supplement (first-year)	$1.5	$1.9	$2.2	$1.6	$7.2	$1.2	$1.1
Medicare supplement (renewal)	41.3	42.5	44.7	42.1	170.6	39.5	37.6
Subtotal - Medicare supplement	42.8	44.4	46.9	43.7	177.8	40.7	38.7
Supplemental health (first-year)	10.2	11.1	11.8	12.3	45.4	12.5	13.1
Supplemental health (renewal)	82.8	84.0	84.4	86.7	337.9	87.1	87.1
Subtotal - supplemental health	93.0	95.1	96.2	99.0	383.3	99.6	100.2
Other health (all renewal)	1.3	1.2	1.4	1.3	5.2	1.1	1.0
Total health	137.1	140.7	144.5	144.0	566.3	141.4	139.9
Life insurance							
First-year	0.2	0.2	0.2	0.2	0.8	0.2	0.1
Renewal	8.8	8.2	8.2	4.1	29.3	4.2	3.7
Total life insurance	9.0	8.4	8.4	4.3	30.1	4.4	3.8
Collections on insurance products							
Total first-year premium collections on insurance products	11.9	13.2	14.2	14.1	53.4	13.9	14.3
Total renewal premium collections on insurance products	134.2	135.9	138.7	134.2	543.0	131.9	129.4
Total collections on insurance products	$146.1	$149.1	$152.9	$148.3	$596.4	$145.8	$143.7

CNO Financial Group

(Continued from previous page)
Re-Segmented Financial Supplement - Washington National

Re-Segmented Financial Supplement - OCB

Analysis of income (loss) before taxes (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10
Insurance policy income	$93.2	$90.7	$80.8	$75.7	$340.4	$74.8	$73.2
Net investment income (loss):							
General account invested assets	94.4	89.7	86.7	86.3	357.1	87.8	88.5
Fixed index products	(7.0)	(0.4)	11.0	3.4	7.0	3.9	(6.5)
Trading account income related to policyholder accounts	(0.6)	2.9	4.5	1.0	7.8	0.9	(1.6)
Net realized investment gains (losses)	2.2	(4.1)	(1.1)	(20.6)	(23.6)	0.1	(5.0)
Total revenues	182.2	178.8	181.9	145.8	688.7	167.5	148.6
Insurance policy benefits	100.2	94.5	91.0	90.9	376.6	90.3	84.3
Amounts added to policyholder account balances:							
Annuity products and interest-sensitive life products other than fixed index products	35.5	35.5	35.0	32.8	138.8	32.4	31.4
Fixed index products	(0.2)	6.9	18.1	11.5	36.3	10.6	0.5
Amortization related to operations	20.9	20.5	18.9	21.3	81.6	12.2	3.6
Amortization related to net realized investment gains (losses)	(0.5)	(1.5)	(0.1)	(2.1)	(4.2)	(0.6)	1.0
Interest expense on investment borrowings	5.2	5.2	5.1	5.0	20.5	5.0	5.0
Other operating costs and expenses	20.8	24.3	22.4	34.6	102.1	18.8	20.0
Total benefits and expenses	181.9	185.4	190.4	194.0	751.7	168.7	145.8
Income (loss) before income taxes	$0.3	($6.6)	($8.5)	($48.2)	($63.0)	($1.2)	$2.8

Health product underwriting margins (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10
Long-term care:							
Earned premium	$8.3	$8.1	$7.9	$7.8	$32.1	$7.7	$7.5
Benefit ratio before interest income on reserves	210.1%	182.2%	154.2%	199.4%	186.7%	187.2%	212.9%
Interest-adjusted benefit ratio	132.0%	103.1%	73.8%	122.1%	107.9%	96.8%	128.0%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$(2.7)	$(0.2)	$2.0	$(1.7)	$(2.6)	$0.2	$(2.1)

Average liabilities for insurance products (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10
Annuities:							
Mortality based	$217.2	$215.8	$214.5	$213.2	$215.2	$212.0	$210.9
Fixed index	836.5	773.6	751.9	752.2	778.5	743.6	728.1
Deposit based	688.8	669.6	652.1	635.7	661.5	620.0	659.6
Separate accounts	17.6	17.7	19.0	18.4	18.2	17.1	16.3
Health	486.9	488.0	485.7	482.8	485.9	480.9	480.1
Life:							
Interest sensitive	2,906.2	2,860.8	2,727.6	2,614.0	2,777.2	2,607.2	2,593.7
Non-interest sensitive	878.7	868.7	856.6	846.9	862.7	844.9	839.9
Total average liabilities for insurance products, net of reinsurance ceded	$6,031.9	$5,894.2	$5,707.4	$5,563.2	$5,799.2	$5,525.7	$5,528.6

CNO Financial Group

Premiums collected on insurance products (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10
Annuities							
Fixed index (first-year)	$17.7	$20.5	$22.9	$9.9	$71.0	$3.5	$2.0
Fixed index (renewal)	1.4	1.4	1.5	1.3	5.6	1.2	1.5
Subtotal - fixed index annuities	19.1	21.9	24.4	11.2	76.6	4.7	3.5
Other fixed rate (first-year)	0.1	0.1	0.5	0.1	0.8	0.2	0.5
Other fixed rate (renewal)	0.3	0.3	0.3	0.1	1.0	0.2	0.2
Subtotal - other fixed rate annuities	0.4	0.4	0.8	0.2	1.8	0.4	0.7
Total annuities	19.5	22.3	25.2	11.4	78.4	5.1	4.2
Health							
Long-term care (all renewal)	8.4	8.0	7.6	7.4	31.4	7.7	7.5
Other health (all renewal)	0.7	0.6	0.8	0.6	2.7	0.7	0.7
Total health	9.1	8.6	8.4	8.0	34.1	8.4	8.2
Life insurance							
First-year	0.3	0.3	0.6	1.0	2.2	0.6	0.7
Renewal	55.1	53.7	51.3	47.9	208.0	49.6	46.2
Total life insurance	55.4	54.0	51.9	48.9	210.2	50.2	46.9
Collections on insurance products							
Total first-year premium collections on insurance products	18.1	20.9	24.0	11.0	74.0	4.3	3.2
Total renewal premium collections on insurance products	65.9	64.0	61.5	57.3	248.7	59.4	56.1
Total collections on insurance products	$84.0	$84.9	$85.5	$68.3	$322.7	$63.7	$59.3

CNO Financial Group

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Re-Segmented Financial Supplement - OCB